Exhibit 10.1

Subscription Agreement

Antares Pharma, Inc.

250 Phillips Blvd., Suite 290

Ewing, New Jersey 08618

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with Antares Pharma, Inc., a Delaware corporation (the “Company”), as follows:

1.          As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of units (the “Units”), each consisting of an aggregate of (i) one share (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) a warrant to purchase 0.4 of a share of Common Stock (the “Warrants” and together with the Shares, the “Securities”), as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $1.10 per Unit. The closing is expected to occur on or about September 23, 2009 (the “Closing”), subject to the satisfaction of certain closing conditions set forth herein.

2.          The offering and sale of the Units (the “Offering”) is being made pursuant to (i) an effective registration statement (the “Initial Registration Statement”) on Form S-3 (File No. 333-158630), including the Prospectus contained therein (the “Base Prospectus”), filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2009; (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (each, a “Free Writing Prospectus”); and (iii) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and terms of the Offering that has been delivered to the Investor on or prior to the date hereof and will be filed with the Commission in accordance with applicable securities laws.

3.           On the date of Closing (the “Closing Date”), the Company shall deliver to Investor (i) the Shares via the Depository Trust Company’s (“DTC”) Deposit or Withdrawal at Custodian system via the DTC instructions set forth on the signature page hereto and (ii) the Warrants in physical, certificated form to the address set forth on the signature page hereto, such Shares and Warrants to be registered in such name or names as designated by the Investor on the signature page hereto. The Shares and Warrants shall be unlegended and free of any resale restrictions.

4.          The Company’s obligation to issue and sell the Units to the Investor shall be subject to the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor herein and the fulfillment of those undertakings herein of the Investor to be fulfilled prior to the Closing. The Investor’s obligation to purchase the Units shall be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing. The purchase price for the Units being purchased hereunder as set forth on the Signature Page shall be reduced by $10,000; such amount is intended by the Company to pay for Investor’s legal fees incurred in connection with the transactions contemplated hereby.

5.          The Company shall before the opening of trading on the NYSE Amex on the next trading day after the date hereof, file a Current Report on Form 8-K disclosing all material aspects of the transactions contemplated hereby. The Company shall not identify the Investor by name in any public filing, or otherwise publicly disclose the

Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

6.           The Investor represents that (i) it has had full access to the General Disclosure Package prior to or in connection with its receipt of this Subscription Agreement and is relying only on such information and documents in making its decision to purchase the Units; and (ii) it is acquiring the Units for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Units.

7.          The Investor has the requisite power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.

8.           The Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this Subscription Agreement, engaged in any transactions in the securities of the Company or has violated its obligations of confidentiality with respect to the Offering since the time that the Investor was first contacted by the Company or its agents with respect to the transactions contemplated hereby. The Investor covenants that neither it, nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any transactions in the securities of the Company prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed. Notwithstanding the foregoing, in the case of an Investor and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Investor’s or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this Subscription Agreement.

9.           The Investor represents that, except as set forth on the signature page, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect affiliation or association with any, FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

10.	The Company hereby represents and warrants to, and covenants with, the Investor, as follows:
(a)

The Initial Registration Statement has been filed with the Commission pursuant to Rule 415 under the Act. The Company satisfies all of the requirements of the Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) for use of Form S-3 for the offering of the Units contemplated hereby, including the transaction requirements set forth in General Instruction I.B.6. of such form. The aggregate market value of all securities sold by or on behalf of the Company pursuant to Form S-3 during the period of 12 calendar months immediately prior to, and including, the offering of the Units contemplated hereby is no more than one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company, all as contemplated by General Instruction I.B.6.(a) of such form. The Company is not a shell company (as defined in Rule 405 under the Act), and has not been a shell company for at least 12 calendar months prior to the filing of the Initial Registration Statement. The Initial Registration Statement and any post-effective amendment thereto, excluding exhibits thereto, have been declared effective by the Commission in such form and meet the requirements of the Act and the Rules and Regulations. Other than (i) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) and (ii) the Prospectus contemplated by this Subscription

Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and (iii) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the Units has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the Company, threatened by the Commission. The Base Prospectus and any prospectus subject to completion included in the Initial Registration Statement or any preliminary prospectus (including any preliminary prospectus supplement) relating to the Units filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus.” The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rules 430B and 430C under the Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.”

Any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment to the Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Subscription Agreement that is incorporated by reference in the Registration Statements.

(b)

As of the Applicable Time (as defined below) and as of the Closing, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Pricing Prospectus (as defined below), considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used in this paragraph (b) and elsewhere in this Subscription Agreement:

a.	“Applicable Time” means 10:00 P.M., New York time, on the date of this Subscription Agreement.
b.

“Pricing Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

c.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

d.	“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule B hereto.
e.	“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
(c)

No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the offering of the Units has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the knowledge of the Company, threatened by the Commission, and any Preliminary Prospectus, if any, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

At the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Subscription Agreement and at the Closing, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing, conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus contains all required information under the Act with respect to the Units and the distribution of the Units.

(e)

Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the offer and sale of the Units did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading.

(f)

The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they are made.

(g)	The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary

Prospectus, the Prospectus and other materials, if any, permitted under the Act. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as described in Rule 433(d)(8) of the Rules and Regulations) in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h)

At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(i)	The Company is a “smaller reporting company,” as defined in Rule 405 of the Rules and Regulations.
(j)

Except as listed in Schedule A hereto, the Company has no direct or indirect Subsidiaries. “Subsidiary” means, with respect to any entity, any corporation or other organization of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests.

(k)

Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement or consummate any transactions contemplated by this Subscription Agreement, the General Disclosure Package or the Prospectus (any of (i), (ii) or (iii) being referred to herein as a “Material Adverse Effect”).

(l)

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company in connection therewith. This Subscription Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Subscription Agreement may be limited by applicable federal or state securities laws.

(m)	The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Shares to be issued and sold by the Company pursuant to this Subscription Agreement has been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Subscription Agreement, will be duly and validly issued, and will be fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.

(n)

The entire authorized capital stock of the Company consists of (A) 150,000,000 shares of Common Stock, 78,969,542 of which are issued and outstanding, and (B) 3,000,000 shares of preferred stock, none of which are issued and outstanding. All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. None of the outstanding shares of Common Stock were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company. All securities of the Company have been issued in all material respects in accordance with the provisions of all applicable securities and other laws. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Subscription Agreement. Except as a result of the purchase and sale of the Units and except for employee and director stock options under the Company's equity compensation plans and for 17,294,500 shares of Common Stock issuable pursuant to outstanding warrants, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. The issue and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(o)

The Shares have been duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than any Liens created by or imposed on the holders thereof through no action of the Company. The Warrants have been duly authorized, and when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally. The number of shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Stock”) has been duly authorized and reserved for issuance pursuant to the terms of the Warrants, and when issued by the Company upon valid exercise of the Warrants and payment of the exercise price, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus. The Company has reserved from its duly authorized capital stock (i) the maximum number of shares of Common Stock issuable pursuant to this Subscription Agreement and (ii) the maximum number of shares of Warrant Stock. “Lien” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction, except for a lien for current taxes not yet due and payable and a minor imperfection of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

(p)

All the outstanding shares of capital stock (if any) of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package and the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of all Liens.

(q)

The execution, delivery and performance of this Subscription Agreement and the Warrants by the Company, the issuance and sale of the Units, and the issuance of the Warrant Stock upon the exercise of the Warrants and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any of the Subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of the Company or any of the Subsidiaries) or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, except, in the case of clause (ii), where such conflict, default or violation would not have or result in a Material Adverse Effect.

(r)

Except for the registration of the Securities under the Act, Exchange Act and applicable state securities laws, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and NYSE Amex (the “Exchange”) in connection with the purchase of the Units and the exercise of the Warrants by the Investor, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, is required for the execution, delivery and performance of this Subscription Agreement or the Warrants by the Company, the offer or sale of the Units and the consummation of the transactions contemplated hereby.

(s)

KPMG LLP, who have certified certain financial statements and related schedules included or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Except as disclosed in the Registration Statement and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, KPMG LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(t)

The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in each Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, subject to normal year-end audit adjustments. Such financial statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries, if any, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. All information contained in the Registration Statements, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulation S-K, to the extent applicable.

(u)

Neither the Company nor any of the Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the capital stock (other than Common Stock of the Company issued pursuant to the exercise of warrants or upon the exercise of stock options previously outstanding under the Company’s stock option plans and the issuance of Common Stock pursuant to employee stock purchase plans) or long-term debt of the Company or any of the Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(v)

Except as set forth in the General Disclosure Package and the Prospectus, there is no legal or governmental proceeding pending to which the Company or its Subsidiaries is a party or of which any property or assets of the Company or its Subsidiaries is the subject that is required to be described in the Registration Statement or the General Disclosure Package and is not described therein, or that, singularly or in the aggregate, if determined adversely to the Company or its Subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Subscription Agreement; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w)

Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries under), nor has the Company or any of the Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(x)

The Company and the Subsidiaries hold all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Company and the Subsidiaries as presently operated (the “Governmental Authorizations”). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Company and the Subsidiaries are in material compliance with the terms of all of the Governmental Authorizations. The Company and the Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Company has no knowledge of any facts which would reasonably be expected to cause the Company to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. None of the execution, delivery or performance of this Subscription Agreement shall adversely affect the status of any of the Governmental Authorizations. There is no proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or

comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(y)

Without limiting the generality of the representations and warranties made in the paragraph above, the Company represents and warrants that (A) the Company and each of the Subsidiaries is in material compliance with all applicable provisions of the United States Federal Food, Drug, and Cosmetic Act and the rules and regulations promulgated thereunder (the “FDC Act”) and equivalent laws, rules and regulations in jurisdictions outside the United States in which the Company or the Subsidiaries do business, (B) its products and those of each of the Subsidiaries that are in the Company’s control are not adulterated or misbranded and are in lawful distribution, (C) all of the products marketed by and within the control of the Company comply in all material respects with any conditions of approval and the terms of the application by the Company to the appropriate Regulatory Authorities, (D) no Regulatory Authority has initiated legal action with respect to the manufacturing of the Company’s products, such as seizures or required recalls, and the Company is in compliance with applicable good manufacturing practice regulations, (E) the Company’s products are labeled and promoted by the Company and its representatives in material compliance with the applicable terms of the marketing applications submitted by the Company to the Regulatory Authorities and the provisions of the FDC Act and foreign equivalents, (F) all adverse events that were known to and required to be reported by Company to the Regulatory Authorities have been reported to the Regulatory Authorities in a timely manner, (G) neither the Company nor any of the Subsidiaries is, to their knowledge, employing or utilizing the services of any individual who has been debarred under the FDC Act or foreign equivalents, (H) all stability studies required to be performed for products distributed by the Company or any of the Subsidiaries have been completed or are ongoing in material compliance with the applicable Regulatory Authority requirements, (I) any products exported by the Company or any of the Subsidiaries have been exported in material compliance with the FDC Act and (J) the Company and the Subsidiaries are in compliance in all material respects with all applicable provisions of the Controlled Substances Act. The studies, tests and preclinical or clinical trials conducted by or on behalf of the Company that are described in the General Disclosure Package and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the General Disclosure Package and Prospectus are accurate in all material respects; and the Company has not received any notices or correspondence with the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies and Trials that termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect. “Regulatory Authority” means any governmental authority in a country or region that regulates the manufacture or sale of Company’s products, including, but not limited to, the FDA.

(z)

Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering of the Units and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(aa)	Neither the Company nor, to the knowledge of the Company, any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(bb)

The Company and each of the Subsidiaries has the right to use or is the sole and exclusive owner of all right, title and interest (A) in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Company and such Subsidiary (collectively, the “Rights”) and (B) in and to each material invention, software, trade secret, technology, product, composition, formula and method of process used by the Company or such Subsidiary (the Rights together with such other items, the “Intellectual Property”), and necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus, and, to the Company’s and such Subsidiary’s knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others; other than as set forth in the General Disclosure Package and the Prospectus, no material royalties or fees (license or otherwise) are payable by the Company or the Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property; there have been no written claims made against the Company or the Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to the best of the Company’s knowledge, there are no reasonable grounds for any such claims; neither the Company nor any of the Subsidiaries have made any written claim of any violation or infringement by others of its rights in the Intellectual Property, and to the Company’s knowledge, no reasonable grounds for such claims exist; and neither the Company nor any of the Subsidiaries have received written notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property. All licenses for the use of the Intellectual Property described in the General Disclosure Package and the Prospectus are valid, binding upon and enforceable by or against the parties thereto in accordance their terms. The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

(cc)

The Company and the Subsidiaries do not own any real property and have good and marketable title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except those, if any, set forth in the General Disclosure Package and the Prospectus. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief, or other equitable remedies) with which the Company and the Subsidiaries are in material compliance.

(dd)

No material labor dispute exists or, to the knowledge of the Company or any of the Subsidiaries, is imminent with respect to any of the employees of the Company or any of the Subsidiaries which would have or result in a Material Adverse Effect.

(ee)

No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, in all material respects, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(ff)

There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind that would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(gg)

The Company and its Subsidiaries each (i) has filed all necessary federal, state and foreign income and franchise tax returns, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the knowledge of the Company, proposed against it that could reasonably be expected to have a Material Adverse Effect.

(hh)

The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. All of the insurance policies of the Company and the Subsidiaries are in full force and effect and are valid and enforceable in accordance with their terms, and the Company and the Subsidiaries have complied with all material terms and conditions thereof. Neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(ii)

The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient in the judgment of the Company’s management to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains effective internal control over financial reporting (as such term is defined in Rule 13a-15 under the Exchange Act). Since the end of the Company’s most recent audited fiscal year, there has not been (A) a material weakness in the Company’s internal control over financial reporting (whether or not remediated) or (B) a change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its Subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(jj)

The minute books of the Company and the Subsidiaries contain in all material respects complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Company and the Subsidiaries from the date of incorporation of each such entity to the date hereof. All corporate books, including without limitation the share transfer register, comply in all material respects with applicable laws and regulations and have been regularly updated. There are no matters that have occurred in respect of which minutes have been or should have been added to the minute books of the Company or its Subsidiaries that would have to be disclosed in the Prospectus.

(kk)

There is no franchise agreement, lease, contract, or other agreement or document required by the Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statements or a document incorporated by reference therein which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its Subsidiaries has received notice of and the Company does not have knowledge of any such pending or threatened suspension or termination.

(ll)

Except as set forth in the General Disclosure Package and the Prospectus, none of the officers or directors of the Company or the Subsidiaries and, to the knowledge of the Company and the Subsidiaries, none of the employees of the Company or the Subsidiaries is presently a party to any transaction with the Company or any of the Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company and the Subsidiaries, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements and other stock awards under any equity compensation plan of the Company.

(mm)	Except as set forth in the General Disclosure Package and the Prospectus, no Person has any right to cause the Company to effect the registration under the Act of any securities of the Company.
(nn)

Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(oo)

No brokerage or finder's fees or commissions are or will be payable by the Company or the Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Subscription Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(pp)

Except as described in the General Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(qq)

No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(rr)

The Company has filed all reports required to be filed by it under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the General Disclosure Package and the Prospectus, as of the date hereof, the Company and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise).

(ss)	The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) that are now in effect.
(tt)	The Company is in compliance with all applicable corporate governance requirements set forth in the rules of the Exchange that are now in effect.
(uu)

Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(vv)

There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(ww)

There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statements, the General Disclosure Package and the Prospectus.

(xx)

The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s knowledge, threatened.

(yy)

Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and, to the Company’s knowledge, the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(zz)

Neither the Company nor any of its affiliates (within the meaning of FINRA Rule 5110(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person of, any member firm of FINRA.

(aaa)	No approval of the shareholders of the Company is required for the Company to issue and deliver the Units to the Investor.
(bbb)

Except as set forth in the General Disclosure Package, the Prospectus and the Current Report on Form 8-K, as filed by the Company with the Commission on June 5, 2009, the Company has not, in the 12 months preceding the date hereof, received notice from the Exchange on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Exchange.

11.          This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s sale of Units to such Investor.

12.          All covenants, agreements, representations and warranties herein will survive the execution of this Subscription Agreement, the delivery of the Units being purchased and the payment therefor.

13.	On or prior to the Closing, the Company shall deliver or cause to be delivered to the Investor the following:
(i)	this Subscription Agreement duly executed by the Company;

(ii)        a Warrant registered in the name of the Investor to purchase up to a number of Common Stock equal to 40% of the Shares to be issued to the Investor under this Subscription Agreement, with an exercise price equal to $1.15, subject to adjustment therein (such Warrant certificate may be delivered within 5 days of the Closing);

(iii)       the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Act); and

(iv)       an opinion from Morgan, Lewis & Bockius LLP, as counsel to the Company, providing the opinions set forth in Schedule C hereto.

14.          The obligations of the Investor are subject to the accuracy, when made and as of the Applicable Time and as of the Closing, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions (which conditions may be waived in the sole discretion of the Investor):

(a)

The Registration Statement is effective under the Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Investor; and the Rule 462(b) Registration Statement, if any, any Issuer Free Writing Prospectus (except for a “road show”) and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations, and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and, if applicable, FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)

The Investor shall not have discovered and disclosed to the Company on or prior to the Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Investor, is material or omits to state any fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact that, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)

All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Subscription Agreement, the Securities, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Subscription Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Investor, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)

Morgan, Lewis & Bockius LLP, as counsel to the Company, shall have furnished to the Investor such counsel’s written opinion, addressed to the Investor and dated as of Closing providing the opinions set forth in Schedule C hereto.

(e)

The Company shall have furnished to the Investor a certificate, dated as of the Closing Date, of its Chairman of the Board or President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, at the Applicable Time, as of the date of this Subscription

Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, that was not so set forth, (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Subscription Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its Subsidiaries (taken as a whole), or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the Prospectus.

(f)

Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock (other than the issuance of options in the ordinary course of business and pursuant to the Company’s stock option plans described in the General Disclosure Package or the Prospectus or Common Stock issued pursuant to the exercise of warrants or upon the exercise of stock options previously outstanding under the Company’s stock option plans and the issuance of Common Stock pursuant to employee stock purchase plans) or long-term debt of the Company or any of its Subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (k), is, in the judgment of the Investor, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the General Disclosure Package.

(g)

No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(h)

Subsequent to the execution and delivery of this Subscription Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Stock Market or the Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Investor, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(i)	The Exchange shall have approved the Shares and the Warrant Stock for listing therein, subject only to official notice of issuance.
(j)	The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the offering of the Units, which shall include as an exhibit thereto this Agreement.
(k)	On the date of its first use, the Company shall have prepared and filed with the Commission an Issuer Free Writing Prospectus, substantially in the form attached as Schedule D hereto.
(l)

As of Closing, the Company shall be in compliance with all of its covenants in Section 5 of that certain Placement Agent Agreement, dated July 23, 2009 with Cowan and Company, LLC, Oppenheimer & Co., Inc. and Ladenberg Thalmann & Co., Inc. (the “Placement Agent Agreement”). The Company covenants and agrees that it will remain in compliance with and will perform all such covenants (with the exception of Section 5(k)) as if (i) such Placement Agent Agreement were entered into on the date hereof and (ii) made in favor of the Investor.

15.          All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified domestic mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, or (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

•	if to the Company, to:
Antares Pharma, Inc.
250 Phillips Blvd., Suite 290
Ewing, NJ, 08618
Fax: (215) 359-3015
Attention: Chief Financial Officer

•	With a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921
Fax: (215) 963-5001
Attention: Joanne R. Soslow

•	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

16.           The Company acknowledges that the only material, non-public information relating to the Company or its subsidiaries that the Company, its employees or agents has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.

17.           The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof file a current report on Form 8-K with the Commission including, but not limited to, a form of this Subscription Agreement as an exhibit thereto.

18.           This Agreement may be terminated by the Investor, as to Investor’s obligations hereunder only and without effect whatsoever on the obligations of the Company, by notice to the Company if Closing has not occurred and the Units have not been delivered to the Investor by the close of trading on the NYSE Amex on September 25, 2009.

19.           This Subscription Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This Subscription Agreement will be governed by the internal laws of the State of New York, without giving effect to the principles of conflicts of law. This Subscription Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file.

[Signature page follows]

INVESTOR SIGNATURE PAGE

Number of Units (each consisting of one share of Common Stock and Warrants to purchase 0.4 of a share of Common Stock):

Purchase Price Per Unit:	$

Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: September __, 2009
Print Name:
INVESTOR	Title:
By:	Address:
Fax Number:
Taxpayer Identification Number:

Instructions for Warrants:

Exact name in which Warrants are to be registered:
Mailing address for Warrants:

Instructions for Shares:

Name of DTC Participant: (broker-dealer at which the account or accounts to be credited with the Shares are maintained)
DTC Participant Number:
Account Name:
Account Number:
Person to contact to initiate DWAC at closing:	Name:
Tel:	Email:

EXCEPTIONS TO SECTION 9:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

SUBSCRIPTION AGREEMENT

Agreed and Accepted September ___, 2009:

ANTARES PHARMA, INC.

By:
Name:
Title:

Sale of the Shares purchased hereunder is made pursuant to the Registration Statement.

SCHEDULE A

Name of Subsidiary	State or Other Jurisdiction of Formation
Antares Pharma AG	Switzerland
Antares Pharma IPL AG	Switzerland
Permatec NV	Netherlands, Antilles
Antares Pharma UK Limited	United Kingdom

SCHEDULE B

General Use Free Writing Prospectuses as filed on September 18, 2009.

SCHEDULE C

The Company is a corporation validly existing and in good standing under the laws of the state of Delaware.

The Company is duly qualified to do business and as a foreign corporation in the jurisdictions listed opposite its name on a schedule to the opinion.

The Subscription Agreement and Warrant have been duly authorized, executed and delivered by the Company.

The Stock and the Warrant Shares have been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company to, and paid for by, the investors in accordance with the terms of the Subscription Agreements, will be validly issued, fully paid and non-assessable.  The Warrant Shares have been duly and validly reserved by the Company for issuance.

SCHEDULE D

That certain Free Writing Prospectus, filed September 18, 2009, is incorporated by reference herein.